Exhibit 99.1

Scientific Games Announces Executive Management Changes

Conference Call Set for 5:30 pm EST Today

NEW YORK, November 29, 2010 - Scientific Games Corporation (Nasdaq: SGMS) today announced the following changes to strengthen its executive management team:

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At the request of the Board of Directors of Scientific Games, A. Lorne Weil, the Company’s Chairman, will also become Chief Executive Officer, a position he previously held from 1992 to 2008. During Mr. Weil’s prior tenure, the Company’s revenue grew from less than $50 million to over $1 billion.

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Michael R. Chambrello, the Company’s President and Chief Executive Officer, will become the Chief Executive Officer — Asia-Pacific Region. This newly created role will enable the Company to substantially enhance its focus on realizing its growth potential in China and other jurisdictions in the Asia-Pacific region.

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David L. Kennedy, Vice Chairman, will become Executive Vice Chairman. In this newly created staff role, he will focus on enhancing the operational performance of the Company across all of its business units.

Messrs. Chambrello and Kennedy will report to Mr. Weil and will continue to serve on the Board of Directors of Scientific Games. The management changes are effective immediately.

“One of our key initiatives has been to expand our presence in China where we see meaningful opportunities for growth,” Mr. Weil stated. “We’ve had significant success in China in a very short period of time. That said, we believe the growth potential is much greater than what we’ve realized to date. We’ve determined that we need to devote significantly more senior management time and personnel to further developing our China business. As the original architect of our China expansion initiatives, Mike is extremely well suited to spearhead our strategy and execution in this key jurisdiction.”

Mr. Chambrello commented, “As I noted on our last earnings call, overall sales of instant and other lottery products are vibrant in China. I’m confident in our ability to expand Scientific Games’ business in China, and I look forward to leading these efforts on behalf of the Company.”

Mr. Weil continued, “The Board and I are pleased that David Kennedy will be part of the expanded team that will lead Scientific Games in its next phase of growth. David brings proven operational and financial experience as a senior executive at Revlon and Coca-Cola, along with an in-depth knowledge of our company through his service on our board. I look forward to working closely with David, Mike, our CFO Jeff Lipkin, and the rest of our team to re-invigorate and restore growth to our business.”

Some of the key growth initiatives the management team will focus on include:

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Continue to execute on our strategy to become the preeminent supplier of server-based gaming machines in wide area gaming markets, following the Company’s successful award of a significant portion of Ladbrokes’ estate in the U.K. The Company will seek to expand this proven business model outside the U.K., and in North America in particular.

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Further develop the international instant ticket market, where instant ticket sales as a percentage of total lottery revenues are much lower than in North America, with the notable exception of Italy. The Company will enhance its business development efforts to better address this significant opportunity in China and other international jurisdictions.

•	Increase product sales by tailoring the Company’s products, content and delivery mechanisms to new retail outlets, including grocery stores, “big box” retailers and drug store chains.

•	Aggressively target attractive new business models, including lottery private management which offers the opportunity to transform lottery vendors from commodity suppliers to value-added operators.
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Leverage the Company’s leading global distribution platform by developing and delivering new content, such as the extensive portfolio of games and intellectual property recently acquired from GameLogic, Inc.

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Expand utilization of the internet and other interactive technologies to grow lottery playership and pursue regulated gaming opportunities, including leveraging the Company’s Sciplay joint venture to become a leading participant in the business-to-government gaming industry as the regulatory environment evolves. Grow lottery sales of existing and new customers with the Company’s Properties PlusTM internet offerings.

“With the expansion and redirection of our executive management team, combined with our increasing emphasis on driving innovation in our products and services, I believe Scientific Games is very well positioned for profitable growth.  The Company’s investments over the years have provided the assets and platform to aggressively pursue these exciting opportunities, with incremental growth offering the potential to drive meaningful operating leverage. At the same time, we will continue to remain disciplined regarding capital deployment and are highly focused on enhancing free cash flow and return on investment,” Mr. Weil concluded.

Conference Call Details

Scientific Games will host a brief conference call today at 5:30 pm Eastern Standard Time to discuss this news and provide an opportunity to ask questions.

Monday, November 29, 2010

5:30 pm Eastern Standard Time

Dial-in numbers:

U.S. and Canada: (800) 237-9752

International: (617) 847-8706

Conference ID: 45527431

Webcast:

To access the live webcast of the call, please visit the Company’s website at www.scientificgames.com and click on the webcast link under the investor information section. A replay of the webcast will be archived on the Company’s website for 30 days.

About Scientific Games

Scientific Games Corporation is a global leader in providing customized, end-to-end gaming solutions to lottery and gaming organizations worldwide.  Scientific Games’ integrated array of products and services include instant lottery games, lottery gaming systems, terminals and services, and internet applications, as well as server-based interactive gaming machines.  Scientific Games serves customers in approximately 50 countries.  For more information, please visit our web site at www.scientificgames.com.

Company Contact:

Cindi Buckwalter, Investor Relations

(212) 754-2233

Forward-Looking Statements

In this press release the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance.  Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; inability to fully realize, and risks associated with, our deferred tax assets; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, joint ventures and strategic investments and relationships; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in our periodic reports. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.